Investment Portfolioas of February 28, 2026 (Unaudited)
DWS CROCI® Equity Dividend Fund
	Shares	Value ($)

Common Stocks 99.8%
Consumer Discretionary 4.3%
Distributors 2.0%
Genuine Parts Co.	133,660	15,940,292
Specialty Retail 2.3%
Best Buy Co., Inc.	307,665	19,066,000
Consumer Staples 24.9%
Beverages 9.1%
Brown-Forman Corp. "B" (a)	566,050	16,336,203
Constellation Brands, Inc. "A"	126,620	19,988,233
Keurig Dr Pepper, Inc.	588,026	17,805,428
Molson Coors Beverage Co. "B"	404,610	19,821,844
		73,951,708
Consumer Staples Distribution & Retail 2.5%
Target Corp.	180,428	20,530,902
Food Products 11.1%
General Mills, Inc.	347,445	15,714,937
Kraft Heinz Co.	841,902	20,719,208
The Campbell's Co.	584,537	15,753,272
The J.M. Smucker Co.	186,081	21,576,092
Tyson Foods, Inc. "A"	264,342	17,179,587
		90,943,096
Tobacco 2.2%
Altria Group, Inc.	257,876	17,803,759
Energy 9.8%
Energy Equipment & Services 4.7%
Halliburton Co.	590,545	21,259,620
SLB Ltd.	328,617	16,871,197
		38,130,817
Oil, Gas & Consumable Fuels 5.1%
Coterra Energy, Inc.	676,355	20,689,699
ONEOK, Inc.	249,499	20,651,032
		41,340,731
Financials 14.0%
Banks 9.0%
Huntington Bancshares, Inc.	1,017,982	17,102,098
M&T Bank Corp.	87,745	19,038,910
PNC Financial Services Group, Inc.	85,673	18,192,662
Regions Financial Corp.	671,635	18,691,602
		73,025,272
Capital Markets 2.4%
State Street Corp.	153,873	19,791,145

Financial Services 2.6%
Fidelity National Information Services, Inc.	408,323	20,808,140
Health Care 22.7%
Biotechnology 5.2%
Amgen, Inc.	55,360	21,488,537
Gilead Sciences, Inc.	137,382	20,463,049
		41,951,586
Health Care Equipment & Supplies 4.5%
DENTSPLY SIRONA, Inc.	1,205,326	17,694,186
Medtronic PLC	195,988	19,140,188
		36,834,374
Pharmaceuticals 13.0%
Bristol-Myers Squibb Co.	340,993	21,267,733
Johnson & Johnson	87,192	21,661,108
Merck & Co., Inc.	176,752	21,885,433
Pfizer, Inc.	767,281	21,215,320
Viatris, Inc.	1,356,704	20,255,591
		106,285,185
Industrials 2.6%
Aerospace & Defense 2.6%
Lockheed Martin Corp.	32,406	21,325,740
Information Technology 14.3%
IT Services 4.7%
Accenture PLC "A"	87,964	18,359,846
Amdocs Ltd.	287,317	20,054,727
		38,414,573
Semiconductors & Semiconductor Equipment 2.6%
QUALCOMM, Inc.	148,676	21,165,515
Software 2.3%
Gen Digital, Inc.	837,133	18,894,092
Technology Hardware, Storage & Peripherals 4.7%
Hewlett Packard Enterprise Co.	827,300	17,762,131
HP, Inc.	1,064,013	20,205,607
		37,967,738
Materials 7.2%
Chemicals 2.5%
PPG Industries, Inc.	163,008	20,093,996
Containers & Packaging 4.7%
Amcor PLC	431,485	20,896,819
Smurfit WestRock PLC	375,999	17,675,713
		38,572,532
Total Common Stocks (Cost $761,710,475)		812,837,193

Securities Lending Collateral 2.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 3.57% (b) (c) (Cost $16,555,500)	16,555,500	16,555,500

Cash Equivalents 0.2%
DWS Central Cash Management Government Fund, 3.68% (b) (Cost $1,660,371)	1,660,371	1,660,371

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $779,926,346)	102.0	831,053,064
Other Assets and Liabilities, Net	(2.0)	(16,204,765)
Net Assets	100.0	814,848,299
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated investments during the period ended February 28, 2026 are as follows:
Value ($) at 11/30/2025	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 2/28/2026	Value ($) at 2/28/2026
Securities Lending Collateral 2.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 3.57% (b) (c)
15,736,500	819,000 (d)	—	—	—	5,801	—	16,555,500	16,555,500
Cash Equivalents 0.2%
DWS Central Cash Management Government Fund, 3.68% (b)
3,122,502	37,643,355	39,105,486	—	—	43,015	—	1,660,371	1,660,371
18,859,002	38,462,355	39,105,486	—	—	48,816	—	18,215,871	18,215,871

(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at February 28, 2026 amounted to $16,334,760, which is 2.0% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended February 28, 2026.
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of February 28, 2026 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$812,837,193	$—	$—	$812,837,193
Short-Term Investments (a)	18,215,871	—	—	18,215,871
Total	$831,053,064	$—	$—	$831,053,064

(a)	See Investment Portfolio for additional detailed categorizations.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
DCEDF-PH1